Exhibit 99.1

Apexigen and Brookline Capital Acquisition Corp. Announce Business

Combination Agreement to Create Publicly Listed Immuno-oncology Company

- Healthcare institutional investors and insiders commit $15 million through private investment in public equity (“PIPE”) -

- Lincoln Park Capital has committed to purchase up to $50 million of common stock -

- Proceeds to advance the Phase 2 development of Apexigen’s lead asset, sotigalimab, a CD40 agonist antibody with first-in-class and best-in-class potential -

- Merger expected to be completed in July 2022; combined company expected to be listed on Nasdaq under the ticker symbol “APGN” -

- Joint investor conference call to discuss the proposed

transaction today, Friday, March 18, 2022 at 8:30 a.m. ET -

SAN CARLOS, CA, and NEW YORK, NY, March 18, 2022 – Apexigen, Inc., a clinical-stage biopharmaceutical company focused on discovering and developing a new generation of antibody therapeutics for oncology, and Brookline Capital Acquisition Corp. (Nasdaq: BCAC, BCACU, BCACW), a special purpose acquisition company (“SPAC”), today announced they have entered into a definitive business combination agreement. Upon closing of the transaction, Brookline Capital Acquisition Corp. will be renamed Apexigen, Inc. (the “Combined Company”) and will be led by Xiaodong Yang, M.D., Ph.D., President and Chief Executive Officer of Apexigen. The Combined Company expects to list its stock on Nasdaq under the ticker symbol “APGN”.

A group of healthcare investors and existing Apexigen stockholders has committed to participate in the transaction through a $15 million common stock and warrant PIPE at a purchase price of $10 for a unit consisting of one share and a half warrant for one share. Gross proceeds of the transaction available to the Combined Company at closing will be approximately $73 million (assuming no redemptions from Brookline Capital Acquisition Corp.’s trust account and before transaction expenses). In addition, Brookline Capital Acquisition Corp. and Lincoln Park have entered into a committed investment agreement under which the Combined Company would have the right to direct Lincoln Park to purchase up to an aggregate of $50 million of common stock of the Combined Company over a 24-month period (subject to certain requirements under the investment agreement), providing financing flexibility to the Combined Company.

“We’re tremendously pleased with the strong support from our investors and Lincoln Park, as well as from the experienced team at Brookline Capital Acquisition Corp. and their public life science investment banking affiliate, Brookline Capital Markets,” said Dr. Yang. “This transaction brings Apexigen public and strengthens our balance sheet to advance the Phase 2 development of our lead program, sotigalimab, as well as to maximize the therapeutic potential of Apexigen’s APXiMAB™ antibody discovery platform and innovative pipeline of other antibody therapeutics. We remain encouraged by emerging data from ongoing Phase 2 clinical trials of sotigalimab, a potentially first-in-class and best-in-class CD40 agonist that may provide superior clinical benefit across multiple important cancer indications. Together with Brookline Capital Acquisition Corp., we look forward to driving sotigalimab through Phase 2 development and delivering on our shared vision to overcome outstanding challenges in oncology.”

Dr. Samuel P. Wertheimer, Chairman and Chief Executive Officer of Brookline Capital Acquisition Corp., commented, “We are thrilled to partner with Apexigen to power the next generation of immuno-oncology therapeutics. Apexigen’s validated APXiMAB™ antibody discovery platform and expanding pipeline hold significant promise across multiple cancer indications with high unmet needs, as well as potential applications beyond oncology. We have great confidence in management’s ability to lead Apexigen through this next phase of growth as a publicly listed company, to reach new inflection points across its pipeline and to drive long-term value for stockholders.”

Apexigen Overview

Apexigen Wholly Owned Pipeline: Apexigen’s wholly owned pipeline is focused on innovative antibody-based therapeutics for oncology, with an emphasis on new immuno-oncology agents that may harness the patient’s immune system to combat and eradicate cancer. The company’s pipeline of immuno-oncology therapeutic candidates is led by sotigalimab, which is currently in Phase 2 clinical development, and also includes multiple preclinical programs.

•

Sotigalimab: a potentially first-in-class and best-in-class CD40 agonist antibody, with unique epitope specificity and Fc receptor engagement for optimal therapeutic effect and safety. Activation of CD40 initiates and amplifies a multi-cellular immune response, engaging components of both the innate and adaptive arms of the immune system to work in concert against cancer. As such, CD40 activation could play a fundamental role in tumor-specific immune activation. To maximize the therapeutic potential of sotigalimab, several Phase 2 trials are currently underway across multiple important cancer indications, lines of therapy and combination settings.

•	Phase 2 preliminary data from sotigalimab in combination with chemoradiation as a neoadjuvant therapy in esophageal/gastro-esophageal junction cancer is expected 1H22.

•	Phase 2 preliminary data from sotigalimab in combination with standard of care chemotherapy in sarcoma is expected by year-end 2022.

•	The company intends to consult with the FDA about a potential registrational path in post-anti-PD-(L)1 melanoma in mid-2022.

•

APX601: an anti-TNFR2 antagonist antibody designed to reverse immune suppression in the tumor microenvironment and unleash immune-mediated tumor killing activity through a unique mechanism of action. APX601 can deplete and inactivate TNFR2-expressing Tregs, reverse myeloid-mediated T cell suppression and directly kill TNFR2-expressing tumor cells. APX601 shows potent anti-tumor activity and is well-tolerated in preclinical models. Apexigen plans to develop APX601 for the treatment of multiple tumor indications of unmet medical need and continues to progress toward a mid-2022 IND application filing.

•	APX801: an NK cell engager designed to specifically activate natural killer cells leading to effective killing of tumor cells.

Partnered Programs: Apexigen’s pipeline includes five out-licensed product candidates that were discovered using the APXiMAB platform. One of these out-licensed products is commercially available and generating royalties for Apexigen. The other out-licensed product candidates are advancing in clinical development.

APXiMAB™ discovery platform: This platform has enabled Apexigen and its licensing partners to discover and develop high-quality therapeutic antibodies against a variety of molecular targets, including targets that are difficult to drug with conventional antibody technologies.

Summary of Transaction

The transaction values Apexigen at $205 million on a net-equity basis, net of exercise proceeds for Apexigen’s pre-closing options and warrants. As a result of the transaction, gross proceeds available to the Combined Company at closing will be approximately $73 million funded by approximately $58 million in cash held in Brookline Capital Acquisition Corp.’s trust account (assuming no stockholders exercise their redemption rights at closing and before transaction expenses) and $15 million from a fully committed PIPE that involves the sale of units consisting of one share and half a warrant for one share at a purchase price of $10.00 per unit. The PIPE includes participation from healthcare institutional and individual investors. This does not include proceeds from Lincoln Park’s $50 million committed equity line.

In addition, Brookline Capital Acquisition Corp. and Lincoln Park have entered into a committed investment agreement and related registration rights agreement under which the Combined Company will have the right to direct Lincoln Park to purchase up to an aggregate of $50 million of common stock of the Combined Company over a 24-month period under certain conditions and restrictions as outlined in Brookline’s Form 8-K. Sales of shares of common stock to Lincoln Park would be subject to the filing and effectiveness of a registration statement with the Securities and Exchange Commission (the “SEC”), which would not occur until after closing the business combination between Apexigen and Brookline. Lincoln Park has agreed not to cause or engage in any manner in any direct or indirect short selling or hedging of shares of common stock of the Combined Company.

The Boards of Directors of Brookline Capital Acquisition Corp. and Apexigen have unanimously approved the merger and related agreements and transactions. Following the Merger, the Combined Company’s board of directors shall consist of seven members, of which Apexigen will select six and Brookline Capital Acquisition Corp. will select one. Completion of the merger is subject to approval of Brookline Capital Acquisition Corp. and Apexigen stockholders and other customary closing conditions, including the filing of a definitive proxy statement with the SEC. The parties currently expect to complete the transactions in July 2022.

Brookline Capital Markets is acting as capital markets advisor to Brookline Capital Acquisition Corp. Wedbush PacGrow is acting as exclusive strategic financial advisor to Apexigen.

DLA Piper LLP (US) is serving as legal advisor to Brookline Capital Acquisition Corp. Wilson Sonsini Goodrich & Rosati, P.C. is serving as legal advisor to Apexigen.

For more information, please visit www.brooklinecapitalacquisitioncorp.com.

Conference Call Information

Apexigen and Brookline Capital Acquisition Corp. will host a conference call today, Friday, March 18, 2022, at 8:30 a.m. Eastern Time, to discuss the proposed transaction. To access the conference call, please dial 1-877-407-9716 (domestic) or 1-201-493-6779 (international) at least 10 minutes prior to the start time and reference conference ID: 13727957. A live or archived webcast of the conference call can be accessed here or in the News & Events section of the Apexigen website at https://www.apexigen.com.

About Apexigen

Apexigen is a clinical-stage biopharmaceutical company focused on discovering and developing a new generation of antibody therapeutics for oncology, with an emphasis on new immuno-oncology agents that may harness the patient’s immune system to combat and eradicate cancer. Sotigalimab and Apexigen’s other programs were discovered using Apexigen’s proprietary APXiMAB™ discovery platform. This platform has enabled Apexigen and its collaboration partners to discover and develop high-quality therapeutic antibodies against a variety of molecular targets, including targets that are difficult to drug with conventional antibody technologies. Multiple product candidates have been discovered using the APXiMAB platform, one of which is commercially available and the others are in clinical development, either internally by Apexigen or by its licensees. For more information, please visit www.apexigen.com.

About Brookline Capital Acquisition Corp.

Brookline Capital Acquisition Corp. is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transactions and Brookline Capital Acquisition Corp. Such forward-looking statements include, but are not limited to, statements regarding the closing of the combination and the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the business combination and the related financing transactions and their cash proceeds, and future business plans of the Apexigen and Brookline Capital Acquisition Corp. management teams, including Apexigen’s antibody discovery platform and the clinical development of its antibody candidates. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of Brookline Capital Acquisition Corp. and/or Apexigen in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on Apexigen and Brookline Capital Acquisition Corp. as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Apexigen or Brookline Capital Acquisition Corp. will be those that the parties have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including that the Brookline Capital Acquisition Corp. stockholders will approve the transaction, that such stockholders will not exercise their redemption rights related to the Brookline Capital Acquisition Corp. trust account, the ability of the post-combination company to meet the Nasdaq listing standards, successful clinical results, commercial adoption of approved antibody candidates and that Apexigen will have sufficient capital upon the approval of the transaction to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of Brookline Capital Acquisition Corp.’s filings with the SEC, and in Brookline Capital Acquisition Corp.’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to Brookline Capital Acquisition Corp. and/or to Apexigen as of the date hereof, and Brookline Capital Acquisition Corp. and Apexigen assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Additional Information

In connection with the proposed business combination, Brookline Capital Acquisition Corp. intends to file with the SEC a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of Brookline Capital Acquisition Corp., and after the registration statement is declared effective, Brookline Capital Acquisition Corp. will mail a definitive proxy statement/prospectus relating to the proposed business combination to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Additional information about the proposed business combination and related transactions will be described in Brookline Capital Acquisition Corp.’s Current Report on Form 8-K and combined proxy statement/prospectus relating to the proposed business combination and the respective businesses of Brookline Capital Acquisition Corp. and Apexigen which Brookline Capital Acquisition Corp. will file with the SEC. The proposed business combination and related transactions will be submitted to stockholders of Brookline Capital Acquisition Corp. for their consideration. Brookline Capital Acquisition Corp.’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with Brookline Capital Acquisition Corp.’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination and related transactions, because these materials will contain important information about Apexigen, Brookline Capital Acquisition Corp. and the proposed business combination and related transactions. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of Brookline Capital Acquisition Corp. as of a record date to be established for voting on the proposed business combination and related transactions.

Stockholders may also obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed with the SEC by Brookline Capital Acquisition Corp., without charge, at the SEC’s website located at www.sec.gov or by directing a request to Patrick Sturgeon, Chief Financial Officer, Brookline Capital Acquisition Corp., 280 Park Avenue, Suite 43W, New York, New York 10017, bcac@brooklinecapmkts.com or by telephone at (646) 603-6716.

Participants in the Solicitation

Apexigen, Brookline Capital Acquisition Corp. and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Brookline Capital Acquisition Corp.’s stockholders in respect of the proposed business combination and related transactions. Information regarding Brookline Capital Acquisition Corp.’s directors and executive officers is available in its final prospectus filed with the SEC under Rule 424(b)(4) on January 29, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the preliminary and definitive proxy statements/prospectus related to the proposed business combination and related transactions when it becomes available, and which can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Investor Contact:

Bruce Mackle

LifeSci Advisors

+1-646-889-1200

bmackle@lifesciadvisors.com

Apexigen Contact:

Francis Sarena

Chief Operating Officer

Apexigen, Inc.

+1-650-931-6236

fsarena@apexigen.com

Brookline Capital Acquisition Corp. Contact:

Samuel P. Wertheimer

Chief Executive Officer and Chairman

Brookline Capital Acquisition Corp.

+1-646-603-6716

bcac@brooklinecapmkts.com